UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2015

GENERAL CANNABIS CORP

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.

On November 4, 2015, General Cannabis Corp. (the “Company”) entered into an Option Agreement with Infinity Capital West, LLC (“Infinity”) and GC Finance Arizona LLC (“GC Finance”). GC Finance is a wholly owned subsidiary of Infinity. Infinity is owned and controlled by Michael Feinsod who is the Company’s Chairman of the Board. Pursuant to the Option Agreement, GC and Infinity granted the Company a six month option to purchase all of GC’s interest in DB Products Arizona, LLC (“DB”) at GC’s actual cost, plus $1.00. The Interests for which the Option has been granted is GC’s 50% equity interest in the membership interests of DB and any outstanding unpaid in principal and interest owed on the promissory note(s) issued by DB in favor of GC Finance representing the loan(s) made by GC Finance to DB for up to $600,000. The Company was first given the opportunity to directly make the investment in DB. Due to a lack of resources, the Company chose not to proceed with the investment. The Company has no obligation to exercise the Option.

DB is a Delaware LLC whose equity interests are currently 50% owned by GC Finance and 50% owned by Bloom Master Fund I, LLC. GC has agreed to grant Dixie Brands, Inc. an option (the “Dixie Option”) to purchase 50% of its equity interest in DB (representing a 25% equity interest in DB). Accordingly, the Company’s option from GC Finance is subject to the Dixie Option. DB is involved in the production and distribution of Dixie Brands, Inc’s full line of medical cannabis Dixie Elixirs and Edible products in Arizona. Infinity owns approximately 1% of the capital stock of Dixie Brands, Inc.

Item 7.01	Regulation FD Disclosure.

On November 5, 2015, the Company, Dixie Brands, Inc. and Bloom issued a joint press release announcing the Agreement. A copy of the press release issued by the Company is attached hereto and incorporated by reference in its entirety as Exhibit 99.1.

The information contained in this Item 7.01 of the Company’s Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Option Agreement dated November 4, 2015 by and among General Cannabis Corp., Infinity Capital West, LLC and GC Finance Arizona, LLC
99.1	Press Release dated November 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 9, 2015

GENERAL CANNABIS CORP

By:	/s/ Robert L. Frichtel
Name:	Robert L. Frichtel
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Option Agreement dated November 4, 2015 by and among General Cannabis Corp., Infinity Capital West, LLC and GC Finance Arizona, LLC
99.1	Press Release dated November 5, 2015